John Hancock Funds II

Supplement dated December 10, 2020 to the current Prospectus (the Prospectus), as may be supplemented

Short Duration Credit Opportunities Fund (the fund)

Effective immediately, Catherine M. Nolan no longer serves as a portfolio manager for the fund. Accordingly, all references to Ms. Nolan are removed from the Prospectus.

James E. Craige, Kumaran K. Damodaran, Matthew Kearns, Roger M. Lavan, David A. Oliver, William W. Perry, Hunter C. Schwarz, Stuart W. Sclater-Booth, David A. Torchia, and Peter J. Wilby will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated December 10, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

Short Duration Credit Opportunities Fund (the fund)

Effective immediately, Catherine M. Nolan no longer serves as a portfolio manager for the fund. Accordingly, all references to Ms. Nolan are removed from the SAI.

James E. Craige, Kumaran K. Damodaran, Matthew Kearns, Roger M. Lavan, David A. Oliver, William W. Perry, Hunter C. Schwarz, Stuart W. Sclater-Booth, David A. Torchia, and Peter J. Wilby will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.